EXHIBIT 10.15

EXECUTION COPY

McMoRan EXPLORATION CO.

6,200,000 Shares of Common Stock
(Par Value $0.01 Per Share)

Underwriting Agreement

September 30, 2004

MERRILL LYNCH & CO.

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

J.P. Morgan Securities Inc.

c/o Merrill Lynch & Co.

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

4 World Financial Center

New York, New York  10080

J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

Ladies and Gentlemen:

McMoRan Exploration Co., a Delaware corporation (the “Company”), confirms its agreement with the several underwriters named in Schedule A hereto (the “Underwriters”), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. are acting as representatives (the “Representatives”), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of 6,200,000 shares of Common Stock, par value $0.01 per share, of the Company (“Common Stock”) and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 1(a)(ii) hereof to purchase all or any part of 930,000 additional shares of Common Stock to cover overallotments, if any.  As used in this Agreement, “Common Stock” shall refer to the Company’s common stock and the related preferred stock purchase rights (the “Rights”) issued pursuant to the rights agreement dated as of November 13, 1998, between the Company and Mellon Investor Services LLC (the “Rights Agreement”).  The aforesaid 6,200,000 shares of Common Stock (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the 930,000 shares of Common Stock subject to the option described in Section 1(a)(ii) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities”.

The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (hereinafter called the “Commission”) a registration statement on Form S-3 (File No. 333-95195), including the related preliminary prospectus or prospectuses, covering the registration of securities of the Company, including the Securities, with a maximum aggregate offering price of $300,000,000, under the Securities Act of 1933, as amended (the “Securities Act”).  Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement, dated the date hereof,  in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”) and paragraph (b) of Rule 424 (“Rule 424(b)”) of the Securities Act Regulations.  The information included in such prospectus supplement that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as “Rule 430A Information”.  Such registration statement was declared effective by the Commission on February 8, 2000.  Such registration statement, including the exhibits and any schedules thereto, at the time it became effective, and including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, is herein called the “Registration Statement.”  “Basic Prospectus” means the prospectus included in the Registration Statement.  “Preliminary prospectus” means a preliminary prospectus supplement specifically relating to the Securities, together with the Basic Prospectus.    The Basic Prospectus as supplemented by the prospectus supplement dated the date hereof (the “Prospectus Supplement”) relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the “Prospectus”.  For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

Capitalized terms used but not defined herein shall have the meanings given to such terms in the Prospectus.  All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

The Company hereby confirms its agreement with the Underwriters concerning the purchase and resale of the Securities, as follows:

1.

Purchase and Resale of the Securities.   The Company agrees to issue and sell the Initial Securities to each Underwriter, severally and not jointly, as provided in this Agreement, and each Underwriter, severally and not jointly as set forth on Schedule A hereto, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees to purchase from the Company the Initial Securities at a price equal to $12.0487 per share, being an amount equal to the initial public offering price per share ($12.75) less $0.7013 per share.  The Company will not be obligated to deliver any of the Initial Securities except upon payment for all the Initial Securities to be purchased as provided herein.

(i)

In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 930,000 shares of Common Stock at the same price set forth in paragraph 1(a)(i) above for the Initial Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering overallotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriters to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriters, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined.  If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

(b)

The Company acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of the Underwriters and that any such affiliate may offer and sell Securities purchased by it to or through the Underwriters.

2.

Payment and Delivery.   Payment for and delivery of the Initial Securities will be made at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York at 10:00 a.m., New York City time, on October 6, 2004, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Underwriters and the Company may agree upon in writing.  The time and date of such payment and delivery is referred to herein as the “Closing Date.”

Payment for the Initial Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Underwriters against delivery to the nominee of The Depository Trust Company, for the account of the Underwriters, of the Initial Securities, with any transfer taxes payable in connection with the sale of the Initial Securities duly paid by the Company.  Certificates for the Initial Securities shall be in such denominations and registered in such names as the Representative(s) may request in writing at least one full business day before the Closing Date or the relevant Date of Delivery, as the case may be.  The certificates for the Initial Securities will be made available for examination and packaging by the Underwriters in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Date or the relevant Date of Delivery, as the case may be.

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.  Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Underwriters for their respective accounts of certificates for the Securities to be purchased by them.

3.

Representations and Warranties of the Company.  The Company represents and warrants to the Underwriters that:

(a)

Compliance with Registration Requirements.  The Company meets the requirements for use of Form S-3 under the Securities Act.  Each of the Registration Statement and any post-effective amendment thereto has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

At the respective times the Registration Statement and any post-effective amendments thereto became effective and at the Closing Date (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of, and the Securities Act Regulations, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Date (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto complied when so filed in all material respects with the Securities Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(b)

Incorporated Documents.  The documents incorporated by reference or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the requirements the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)

Financial Statements.  The financial statements and the related notes and schedules thereto included or incorporated by reference in the Registration Statement and Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby, except as otherwise disclosed in the financial statement footnotes; and the other financial information included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.

(d)

No Material Adverse Change.  Except as otherwise disclosed in the Prospectus, since the date of the most recent financial statements of the Company included or incorporated by reference in the Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock other than a dividend on the Company’s 5% convertible preferred stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole, (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(e)

Organization and Good Standing.  The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under the Securities (a “Material Adverse Effect”).  The subsidiaries listed in Schedule 1 to this Agreement are the only subsidiaries of the Company.  McMoRan Oil & Gas LLC and Freeport-McMoRan Energy LLC are the only “significant subsidiaries” of the Company, as such term is defined in Regulation S-X issued under the Securities Act.

(f)

Capitalization.  The Company has an authorized capitalization as set forth in the Prospectus under the heading “Capitalization,” and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.  Such shares or other equity interests are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (except as otherwise described in the Prospectus).

(g)

Due Authorization.  The Company has full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to issue, sell and deliver the Securities in accordance with and upon the terms and conditions set forth in this Agreement and in the Registration Statement and Prospectus; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Agreement and the Securities and the consummation of the transactions contemplated thereby has been duly and validly taken.

(h)

The Securities.  The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

(i)

Authorization and Description of Common Stock. The Common Stock conforms to all statements relating thereto contained or incorporated by reference in the Prospectus and such description conforms to the rights set forth in the instruments defining the same.

(j)

Underwriting Agreement.  This Agreement has been duly authorized, executed and delivered by the Company.

(k)

No Violation or Default.  Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents, (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(l)

No Conflicts.  The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by this Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(m)

No Consents Required.  No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities, and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by this Agreement, except for those that have been obtained and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Underwriters.

(n)

Legal Proceedings.  Except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and no such investigations, actions, suits or proceedings are threatened, to the best knowledge of the Company, by any governmental or regulatory authority or by others.

(o)

Accuracy of Exhibits.  There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

(p)

Independent Accountants.  Arthur Andersen LLP, at the time that they were the Company’s accountants, were independent public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder (“Independent Accountants”), and Ernst & Young LLP are Independent Accountants.

(q)

Absence of Further Requirements.  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder, or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the Securities Act and the rules and regulations of the Commission thereunder or state securities laws.

(r)

Title to Real and Personal Property.  The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title and those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(s)

Title to Intellectual Property.  The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct, in all material respects, of their respective businesses; and the Company and its subsidiaries have not received any notice of any claim of infringement of or conflict with any such rights of others.

(t)

Investment Company Act.  Neither the Company nor any of its subsidiaries is and after giving effect to the offering and sale of the Securities, and the application of the proceeds thereof as described in the Prospectus none of them will be an "investment company" or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

(u)

Public Utility Holding Company Act.  Neither the Company nor any of its subsidiaries is a “holding company” or a “subsidiary company” of a holding company or an “affiliate” thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

(v)

Taxes.  The Company and its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed or have requested extensions of the filing deadlines therefor, except in any case where the failure to so file could not reasonably be expected to have a Material Adverse Effect; the Company and its subsidiaries have paid all federal, state, local and foreign taxes required to be paid through the date hereof, except any such taxes that are being contested in good faith by appropriate proceedings and for which the Company, to the extent required by GAAP, has set aside on its books adequate reserves; and except as otherwise disclosed in the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets except those as would not, individually or in the aggregate, have a Material Adverse Effect.

(w)

Licenses and Permits.  The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Prospectus, except where the failure to possess or make the same could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and except as described in the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(x)

No Labor Disputes.  No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened except for those as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(y)

Compliance With Environmental Laws.  The Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants and (iv) are not aware of any events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to hazardous or toxic substances or wastes, pollutants or contaminants or any Environmental Laws, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability, or events or circumstances, as would not, individually or in the aggregate, have a Material Adverse Effect and except as described in all material respects in the Prospectus.

(z)

Environmental Costs and Liabilities.  There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which are not described in all material respects in the Prospectus and which would, singly or in the aggregate, have a Material Adverse Effect.

(aa)

Compliance With ERISA.  Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of all such plans (excluding for these purposes accrued but unpaid contributions) is no more than $2 million less than the present value of all benefits accrued under such plans determined using reasonable actuarial assumptions.

(bb)

Accounting Controls.  The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that  transactions are executed in accordance with management’s general or specific authorizations,  transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability,  access to assets is permitted only in accordance with management’s general or specific authorization and  the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(cc)

Insurance.  The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including terrorism and business-interruption insurance, which insurance is in amounts and insures against such losses and risks as the Company believes in its reasonable judgment are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has  received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or  any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(dd)

No Unlawful Payments.  Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(ee)

Solvency.  On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Securities and the other transactions related thereto as described in the Prospectus) will be Solvent.  As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date  the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured,  the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, assuming consummation of the issuance of the Securities as contemplated by this Agreement and the Prospectus, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature,  the Company is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged and (v) the Company is not a defendant in any civil action that could reasonably be expected to result in a judgment that the Company is or would become unable to satisfy.

(ff)

Limited Restrictions on Subsidiaries.  No Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(gg)

No Broker’s Fees.  Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that could reasonably be expected to give rise to a valid claim against any of them or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(hh)

No Stabilization.  The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities except for repurchases of Common Stock in compliance with Rule 10b-18 and Regulation M under the Exchange Act.

(ii)

Margin Rules.  Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(jj)

Forward-Looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis therefor or has been disclosed other than in good faith.

(kk)

Statistical and Market Data.  Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the Registration Statement and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

4.

Further Agreements of the Company.  The Company covenants and agrees with the Underwriters that:

(a)

Delivery of Copies.  The Company has furnished or will deliver to the Underwriters and their counsel, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits thereto).  The Company will furnish, so long as delivery of a prospectus by the Underwriters or dealer may be required by the Securities Act, as many copies of each preliminary prospectus and the Prospectus and any supplement thereto as the Underwriters may reasonably request.  The copies of the Registration Statement and the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(b)

Amendments or Supplements.  Before making or distributing any amendment or supplement to the Registration Statement or the Prospectus or filing with the Commission any document that will be incorporated by reference therein, the Company will furnish to the Underwriters and counsel for the Representatives a copy of the proposed amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed amendment or supplement or file any such document with the Commission to which the Representatives reasonably object.  Subject to the foregoing sentence, if filing of the Prospectus is required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing.

(c)

Notice to the Underwriters.  The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement or for any supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and (v) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading and (vi) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(d)

Ongoing Compliance of the Prospectus.  If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Representatives thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Representatives such amendments or supplements to the Prospectus (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Prospectus as so amended or supplemented (or including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

(e)

Blue Sky Compliance.  The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(f)

Use of Proceeds.  The Company will apply the net proceeds from the sale of the Securities as described in the Prospectus under the heading “Use of Proceeds.”

(g)

Restriction on Sale of Securities.  During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representatives directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus or (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan.

(h)

Earnings Statement.  The Company will make generally available to their security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act as soon as practicable.

(i)

DTC.   The Company will assist the Underwriters in arranging for the Securities to be eligible for clearance and settlement through The Depository Trust Company (“DTC”).

(j)

No Stabilization.  The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities except for repurchases of Common Stock in compliance with Rule 10b-18 and Regulation M under the Exchange Act.

(k)

Reporting Requirements.  The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

5.

Conditions of Underwriters’ Obligations.  The obligation of the Underwriters to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a)

Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date, and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b)

No Downgrade.  On or subsequent to the execution and delivery of this Agreement,  no downgrading shall have occurred in the rating accorded any securities issued or guaranteed by the Company by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and  no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities issued or guaranteed by the Company (other than an announcement with positive implications of a possible upgrading).

(c)

No Stop Order.  Subsequent to the execution and delivery of this Agreement, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.

(d)

No Material Adverse Change.  Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in the Prospectus (excluding any amendment or supplement thereto or any document filed with the Commission after the date hereof and incorporated by reference therein) and the effect of which in the reasonable judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Prospectus.

(e)

Officer’s Certificate.  The Representatives shall have received on and as of the Closing Date a certificate of the Senior Vice President and Treasurer of the Company (i) confirming that she has carefully reviewed the Prospectus and, to her best knowledge, the representation set forth in Section 3(a) hereof is true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b), (c) and (d) above.

(f)

Comfort Letters.  On the date of this Agreement and on the Closing Date, Ernst & Young LLP shall have furnished to the Underwriters, at the request of the Company, a letter, dated the date of delivery thereof and addressed to the Representatives, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date; and provided further, however, that to the extent that Ernst & Young LLP is not able to address any of the foregoing matters due to the fact that they became the Company’s accountants in 2002, such matters may be addressed in a letter from either Nancy D. Parmelee, Senior Vice President, Chief Financial Officer and Secretary of the Company or C. Donald Whitmire, Jr., Vice President and Controller – Financial Reporting of the Company, in form and substance reasonably satisfactory to the Representatives.

(g)

Opinion of Counsel for the Company.  Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P., counsel for the Company, shall have furnished to the Underwriters, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Representatives, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A hereto; provided, however, that to the extent approved by the Underwriters, portions of such opinion may be covered by other counsel satisfactory to the Underwriters.

(h)

Opinion of Counsel for the Underwriters.  The Representatives shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i)

No Legal Impediment to Issuance.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

(j)

Good Standing.  The Representatives shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(k)

DTC.  The Securities shall be eligible for clearance and settlement through DTC.

(l)

Approval of Listing.  At the Closing Date, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

(m)

Lock-Up Agreements.  At the date of this Agreement, the Representatives shall have received a lock-up agreement substantially in the form of Annex B hereto signed by each of the executive officers of the Company, including each of the Co-Chairmen of the Board.

(n)

Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 1(a)(ii) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary thereof hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery:

(i)

Officer’s Certificate. The Representatives shall have received a certificate, dated such Date of Delivery, of the Senior Vice President and Treasurer of the Company confirming that the certificate delivered at the Closing Date pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

(ii)

Opinion of Counsel for the Company. The Representatives shall have received the favorable opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P., counsel for the Company, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(g) hereof

(iii)

Opinion of Counsel for the Underwriters. The Representatives shall have received the favorable opinion of Davis Polk & Wardwell, counsel for the Representatives, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(h) hereof.

(iv)

Bring-down Comfort Letter. The Representatives shall have received a letter from each of Ernst & Young, LLP and Nancy D. Parmelee, Senior Vice President, Chief Financial Officer and Secretary of the Company or C. Donald Whitmire, Jr., Vice President and Controller – Financial Reporting of the Company, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letters furnished to the Representatives pursuant to Section 5(f) hereof, except that the “specified date” in the letters furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

(v)

No Downgrading. On or subsequent to the date of this Agreement, no downgrading shall have occurred in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its ratings of any of the Company’s securities.

(o)

Additional Documents.  At the Closing Date and at each Date of Delivery, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

6.

Indemnification and Contribution.

(a)

Indemnification of the Underwriters.  The Company agrees to indemnify and hold harmless the Underwriters, their affiliates, directors and officers and each person, if any, who controls the Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any preliminary prospectus or any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) (the “Marketing Materials”), or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Underwriters furnished to the Company in writing by the Underwriters expressly for use therein.

(b)

Indemnification of the Company.  The Underwriters agree to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission of a material fact or alleged untrue statement or omission of a material fact made in reliance upon and in conformity with any information relating to the Underwriters furnished to the Company in writing by the Underwriters expressly for use in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(c)

Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person, (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for the Underwriters, their affiliates, directors and officers and any control persons of such Underwriters shall be designated in writing by the Representatives, and any such separate firm for the Company and any control persons of the Company shall be designated in writing by the Company.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but, if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)

Contribution.  If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Underwriters in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities.  The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)

Limitation on Liability.  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 6, in no event shall the Underwriters be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Underwriters with respect to the offering of the Securities exceeds the amount of any damages that the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)

Non-Exclusive Remedies.  The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

7.

Termination.  This Agreement may be terminated by the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange, the American Stock Exchange or in the Nasdaq National Market, (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on the New York Stock Exchange, the American Stock Exchange or in the Nasdaq National Market, (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets in the United States or in the international financial markets, or any calamity or crisis, either within or outside the United States, that, in the judgment of the Underwriters, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Prospectus.

8.

Payment of Expenses.    The Company agrees to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including, without limitation, (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each preliminary prospectus, the Prospectus and each amendment or supplement to any of them; (ii) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (iii) the costs incident to the preparation, printing and distribution of such copies of the Registration Statement, each preliminary prospectus, the Prospectus and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the costs of reproducing and distributing this Agreement and the Securities; (v) the fees and expenses of the Company’s counsel and independent accountants; (vi) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may designate and the preparation, printing and distribution of a Blue Sky memorandum (including the related fees and expenses of counsel for the Underwriters); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show; (ix) any fees charged by rating agencies for rating the Securities, (x) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties), and (xi) all expenses and application fees incurred in connection with the application for the approval of the Securities for book-entry transfer by DTC; provided that, except as provided in this Section 8, the Underwriters shall pay their own costs and expenses, including, but not limited to the costs and expenses of  their counsel, any transfer taxes on the Securities that they may sell and the expenses of advertising any offering of the Securities made by the Underwriters.

(a)

If (i) this Agreement is terminated pursuant to clause (ii) of Section 7, (ii) the Company for any reason fails to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement other than as a result of any event described in clause (i), (iii) or (iv) of Section 7, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

9.

Default by Underwriter.  If an Underwriter shall fail at the Closing Date to purchase the Securities which it is obligated to purchase under this Agreement (the “Defaulted Securities”), the non-defaulting Underwriters shall have the right, within 24 hours thereafter, to make arrangements for such Underwriters, or any other Underwriter, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the non-defaulting Underwriter shall not have completed such arrangements within such 24-hour period, then:

(a)

if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased hereunder, the non-defaulting Underwriters shall be obligated to, severally and not jointly, purchase the full amount thereof, or

(b)

if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of the non-defaulting Underwriters.

(c)

No action taken pursuant to this section shall relieve the defaulting Underwriter from liability in respect of its default.

(d)

In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Date for a period not exceeding two business days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements.  As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section.

10.

Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of the Underwriters referred to in Section 6 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of Securities from the Underwriters shall be deemed to be a successor merely by reason of such purchase.

11.

Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters.

12.

Certain Defined Terms.  For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act, (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City, and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

13.

Miscellaneous.

(a)

Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.  Notices to the Representatives shall be given to Merrill Lynch , Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, NY  10080 (fax: (212) 449-6714); Attention: Equity Capital Markets and (2) J.P. Morgan Securities Inc., 270 Park Avenue, New York, NY 10017 (fax: (212) 622-6036); Attention: Equity Capital Markets.  Notices to the Company shall be given to it at 1615 Poydras Street, New Orleans, LA  70112, (fax: (504) 582-4290); Attention:  Richard C. Adkerson.

(b)

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(c)

Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(d)

Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(e)

Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

McMoRan EXPLORATION CO.

By_____/s/ Kathleen L. Quirk _____

Name:  Kathleen L. Quirk

Title: Senior Vice President &

         Chief Financial Officer

Accepted: September 30, 2004

MERRILL LYNCH & CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

J.P. MORGAN SECURITIES

MERRILL LYNCH & CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

By__/s/ Joseph C. Gatto, Jr.________

Name:  Joseph C. Gatto, Jr.

Title:  Director

J.P. MORGAN SECURITIES INC.

By___/s/ Yaw Asamouh-Duodu_____

Name:  Yaw Asamouh-Duodu

Title: Vice President

SCHEDULE A

Name of Underwriter	Number of Securities
Merrill Lynch Pierce, Fenner & Smith Incorporated	2,170,000
J.P. Morgan Securities Inc.	2,170,000
Hibernia Southcoast Capital, Inc.	620,000
Jefferies & Company, Inc.	620,000
Sterne, Agee & Leach, Inc.	620,000
Total	6,200,000

Sch A-1

ANNEX A

FORM OF OPINION OF COUNSEL FOR THE COMPANY TO BE DELIVERED

PURSUANT TO SECTION 5(g)

(-)

The Company has been duly incorporated and is validly existing and in good standing under the laws of Delaware, is to our best knowledge and following due inquiry of appropriate representatives of the Company, duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct its business as described in the Prospectus, except where the failure to be so qualified, to be in good standing or to have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

(-)

Each of Freeport-McMoRan Energy LLC and McMoRan Oil & Gas LLC has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware; each of Freeport-McMoRan Energy LLC and McMoRan Oil & Gas LLC has all power and authority necessary to own, lease and operate its properties and to conduct its business as described in the Prospectus and, to our best knowledge and following due inquiry of appropriate representatives of the Company, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding membership interests of each of Freeport-McMoRan Energy LLC and McMoRan Oil & Gas LLC, as shown in the Prospectus as beneficially owned by the Company, have been duly authorized, validly issued and are fully paid and nonassessable and, to our best knowledge, are owned by the Company as shown in the Prospectus free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, other than as shown in the Prospectus.

(-)

The Company has an authorized capitalization as set forth in the Prospectus under the heading “Description of Common Stock” and all the outstanding shares of the Company’s Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and, to our best knowledge and following due inquiry of appropriate representatives of the Company, have not been issued in violation of preemptive or other similar rights of any security holder of the Company.

(-)

The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations thereunder and to issue, sell and deliver the Securities in accordance with and upon the terms and conditions set forth in this Agreement and in the Registration Statement and Prospectus; and all action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated thereby has been duly and validly taken.

(-)

The Securities have been duly authorized by all necessary corporate action and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non assessable and no holder of such Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any security holder of the Company.

(-)

This Agreement has been duly authorized, executed and delivered by the Company.

 (-)

This Agreement and the Securities conform in all material respects to the description thereof contained in the Prospectus.

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The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by this Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument that is described or referred to in the Prospectus or incorporated by reference therein and to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(-)

No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by this Agreement, except for those that have been obtained and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Underwriters.

(-)

To the best knowledge of such counsel and following due inquiry of appropriate representatives of the Company, except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and no such investigations, actions, suits or proceedings are threatened, to the best knowledge of such counsel, by any governmental or regulatory authority or by others.

(-)

The information in the Prospectus under the headings “Business,” “Certain Relationships and Transaction,” and “Description of the Common Stock,” in Part I, Item 3 of the Company's most recent Annual Report on Form 10-K under the heading “Legal Proceedings,” and in Part II, Item 1 of the Company's most recent Quarterly Report on Form 10-Q under the heading “Legal Proceedings,” to the extent that such information constitutes matters of law, summaries of legal matters, the Company's charter, bylaws or other organizational documents or legal proceedings, or legal conclusions, has been reviewed by us and fairly presents and summarizes, in all material respects, the matters referred to therein.

(-)

All descriptions in the Prospectus of contracts and other documents to which the Company or any of its subsidiaries is a party fairly present and summarize, in all material respects, the matters referred to therein; to our best knowledge and following due inquiry of appropriate representatives of the Company, there are no material contracts, indentures, mortgages, loan agreements, notes, leases or other agreements that would be required to be filed as exhibits to the Company=s reports filed with the Commission under the Exchange Act, which reports are incorporated by reference in the Registration Statement and the Prospectus, that have not been filed as required.

(-)

The Registration Statement has been declared effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

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The Registration Statement, any preliminary prospectus and the Prospectus and any amendments or supplements thereto (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

(-)

The documents incorporated by reference in the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion), when filed with the Commission, conformed in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

(-)

To the best knowledge of such counsel, there are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

(-)

Neither the Company nor any of its subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

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Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(-)

The Rights under the Company’s Shareholder Rights Plan to which holders of the Securities will be entitled have been duly authorized and validly issued.

Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement, the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel assume no responsibility for, and have not made any independent verification of, the accuracy, completeness or fairness of the Registration Statement and the Prospectus and any amendment or supplement thereto (except as expressly provided below), nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement, the Prospectus or any amendment or supplement thereto, as of its date and the Closing Date, contained or contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than, in each case, the financial statements and other financial information contained or incorporated by reference therein, as to which such counsel need express no belief).

In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials that are furnished to the Underwriters.

The opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P., described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

ANNEX A

ANNEX B

FORM LOCK-UP AGREEMENT TO BE DELIVERED

PURSUANT TO SECTION 5(m)

September 30, 2004

MERRILL LYNCH & CO.

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

J.P. Morgan Securities Inc.

c/o

MERRILL LYNCH & CO.

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

4 World Financial Center

New York, New York 10080

J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

Re:

Offering by McMoRan Exploration Co.

Dear Sirs:

The undersigned, a stockholder and executive officer of McMoRan Exploration Co., a Delaware corporation (the “Company”), understands that the several underwriters named in Schedule A to the Underwriting Agreement (the “Underwriters”), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. are acting as representatives (the “Representatives”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company, providing for the public offering of shares (the “Securities”) of the Company’s common stock, par value $0.01 per share (the “Securities”).  In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder and executive officer of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Representatives that, during a period of 90 days from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of the Representatives, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise dispose of or transfer any shares of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Common Stock or any securities convertible into or exchangeable for Common Stock, whether any such swap or transaction described in (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

The foregoing sentence shall not apply to (i) transfers of shares of Common Stock or options to purchase the Common Stock made as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, (ii) transfers of shares of Common Stock or options to purchase the Common Stock made to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value or (iii) transfers of shares of Common Stock to the Company in satisfaction of any tax withholding obligation of the undersigned or in payment of the exercise price for any stock option exercised by the undersigned.

Very truly yours,

[name of [executive officer]